寿光市羊口镇人民政府信笺

通　　知

寿光市豪源化工有限公司：

为提升化工企业的安全环保管理水平，根据山东省及潍坊市有关会议精神要求，结合我市的实际情况，现要求你单位自接到通知之日起立即进行全面停产，按照国家新的安全、环保要求进行整改提高。整改完成后由市安监、环保部门组织专家及安环办进行联合验收合格签字后方可开工生产，停产期间严禁擅自复工。

特此通知

寿光市羊口镇人民政府

2017年9月1日

寿光市羊口镇人民政府信笺

通　　知

寿光市豪源化工有限公司:

为加强溴素生产企业安全管理，提升溴素生产企业安全管理和设备设施技术水平，根本性解决溴素生产企业存在的安全隐患，根据市安监局关于印发《寿光市溴素生产企业安全生产专项整治行动方案》的通知（寿安监字〔2017〕35号）要求，现要求你单位自接到通知以后立即停产整顿，按照要求进行整改提高，整改完成后由市安监局组织专家、危化科、安监中队和镇安环办进行联合验收通过后方可开工生产，停产期间严禁擅自复工。

特此通知

寿光市羊口镇人民政府

2017年9月1日